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                             STOCK PLEDGE AGREEMENT


          THIS STOCK PLEDGE AGREEMENT ("Pledge Agreement") is entered into as of July 24, 1996, by and between FIRST COASTAL CORPORATION, a Delaware corporation (the "Pledgor"), and MACHIAS SAVINGS BANK for itself and as agent (the "Agent") for the Lenders (hereinafter defined) who are parties to the Loan Agreement described below.

          BACKGROUND. The Pledgor, Androscoggin Savings Bank, Bangor Savings Bank, Machias Savings Bank, and Norway Savings Bank (the "Lenders") have executed and delivered a certain Loan Agreement dated this date (the "Loan Agreement").

          The Pledgor has executed and delivered the Notes (as hereinafter defined) of even date herewith and in connection therewith is required to execute and deliver this Pledge Agreement and to pledge hereunder the Pledged Stock (as hereinafter defined) as security for the Notes.

          It is a condition to the Lenders' obligation to purchase the promissory notes issued by Pledgor as provided for in the Loan Agreement (the "Notes"), that the Pledgor execute this Pledge Agreement and, pursuant hereto, pledge the Pledged Stock, as defined in this Pledge Agreement, as security for the prompt satisfaction of all obligations of the Pledgor arising under the Loan Agreement and the Notes (the "Obligations").

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby mutually agree, intending to be legally bound, as follows:




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          1.   The term "Pledged Stock" shall mean the 100,000 shares of
Coastal Savings Bank common stock, par value $1.00 per share, described in
Schedule I hereto, together with all proceeds thereof and all cash, additional securities and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock, but excluding any cash dividends which Pledgor is authorized to receive and retain pursuant to Section 2(d) of this Pledge Agreement.

          2. (a) As security for the prompt satisfaction of the Obligations, the Pledgor hereby pledges to the Agent the Pledged Stock and grants the Agent a lien thereon and security interest therein. All certificates and other instruments or documents evidencing rights or ownership in the Pledged Stock are being delivered to the Agent at the time of execution and delivery of this Pledge Agreement, accompanied by stock powers executed in blank, and by such other documents or instruments as the Agent may reasonably request, in accordance with Section 4.1(a)(ix) of the Loan Agreement. The Agent shall take and maintain possession in its capacity as Agent for itself as Lender and for the other Lenders.

               (b) Until the termination of this Pledge Agreement, if the Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Stock, any:

                    (i) Stock certificates, including, but without limitation, any certificates representing a stock dividend or issued in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, or split-off;




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                    (ii)   Options, warrants, or rights, whether as an
addition to, or in substitution or in exchange for, any of the Pledged Stock, or otherwise;

                    (iii) Dividends or distributions payable in property, including securities issued by other than the issuer on any of the Pledged Stock; or

                    (iv) Dividends or distributions of any sort, other than cash dividends which the Pledgor is entitled to receive and retain pursuant to Section 2(d) of this Pledge Agreement;

then the Pledgor shall accept the same as the Agent's agent, in trust for the Agent, and shall deliver them forthwith to the Agent in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Agent, subject to the terms hereof, as part of the Pledged Stock.

               (c) If an Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing, the Agent, at its option, may have any part or all of the Pledged Stock registered in its name or that of its nominee, and the Pledgor hereby covenants that, upon the Agent's request, the Pledgor will cause the issuer, transfer agent or registrar of the Pledged Stock to effect such registration.

               (d) For so long as no Event of Default exists under the Loan Agreement, Pledgor shall have the right to receive cash dividends declared and paid by Coastal Savings Bank with respect to the Pledged Stock. Any and all stock or liquidating dividends, other distributions in property, returns of capital or other distributions made on or in respect of the Pledged Stock, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of Coastal Savings Bank, received in exchange for the Pledged




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Stock or any part thereof or received as a result of any merger, consolidation, acquisition or other exchange of assets to which Coastal Savings Bank is a party or otherwise, shall be and become part of the Pledged Stock pledged hereunder and, if received by Pledgor, shall forthwith be delivered to the Agent, to be held subject to the terms of this Pledge Agreement.

               (e) For so long as no Event of Default exists under the Loan Agreement, Pledgor shall have the right to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Stock or any part thereof. Effective upon the occurrence of any Event of Default, Pledgor hereby revokes any and all previous proxies relating to the Pledged Stock and appoints the Agent or its nominee as its proxyholder to attend and vote at any and all meetings of the stockholders of Coastal Savings Bank (including any adjournments thereof) and to act on requests for written consent of stockholders as if a duly appointed representative of Pledgor had attended such meeting or otherwise voted on behalf of Pledgor or given Pledgor's written consent. This appointment of the Agent as Pledgor's proxy is coupled with an interest and shall be irrevocable until the payment in full of the Obligations under this Pledge Agreement.

               (f) The Agent shall execute and deliver (or cause to be executed and delivered) to Pledgor all proxies, powers of attorney, dividend orders and other instruments as Pledgor may request for the purpose of enabling Pledgor to receive any cash dividends which Pledgor is authorized to receive and retain pursuant to Section 2(d) hereof and to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to Section 2(e) hereof; and Pledgor shall execute and deliver to the Agent such instruments as may be required or may be requested by the Agent to enable the Agent to




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receive and retain the distributions or  other property it is authorized to receive and retain on behalf of the Agent pursuant to Section 2(d) hereof. Consistent with applicable law, Borrower shall bear all risks of diminution or depreciation of the Pledged Stock, and the Agent shall have the right, in its sole discretion, to refrain from selling or otherwise disposing of the Pledged Stock.

               (g) Upon the occurrence and during the continuance of an Event of Default, the Agent may, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of the time and place of public or private sale) to or upon the Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Pledged Stock or any part thereof, and may forthwith sell or otherwise dispose of and deliver the Pledged Stock or any part thereof or interest therein, or agree to do so, in one or more units at public or private sale or sales, at any stock exchange, broker's board or at any of the Agent's offices or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all or any part of the Pledged Stock purchase the shares constituting the Pledged Stock for investment and without any intention to make distribution thereof) as the Agent may deem commercially reasonable, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to the Agent or any purchaser to purchase upon any such sale the whole or any part of the Pledged Stock free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

               (h) The proceeds of any such disposition or other action by the Agent shall be applied as follows:




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                    (i)    First, to the costs and expenses incurred in
connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of the Agent hereunder, including reasonable attorneys' fees and legal expenses;

                    (ii)   Second, to the satisfaction of the Obligations;

                    (iii) Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code); and

                    (iv) Fourth, to the Pledgor to the extent of any surplus proceeds. Provided that if the proceeds are insufficient to pay all such expenses, Obligations and other amounts, the Pledgor shall remain liable for any deficiency.

               (i) Except as may otherwise be expressly required by applicable law, the Agent need not give more than seven (7) days' notice of the time and place of any public sale or of the time after which a private sale may take place, which notice the Pledgor hereby deems reasonable.

          3.   The Pledgor represents and warrants that:

               (a) It has all requisite corporate power and corporate authority to enter into this Pledge Agreement, to pledge the Pledged Stock for the purposes described in Section 2(a), and to carry out the transactions contemplated by this Pledge Agreement;

               (b) It is the legal and beneficial owner of all of the Pledged Stock;

               (c) The shares of the Pledged Stock constitute all of the issued and outstanding shares of capital stock of the issuer thereof;




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               (d)  All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and nonassessable, subject to the provisions of 9-B, Maine Revised Statutes Section 315, as amended, and are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance, or security interest in such shares or the proceeds thereof except such as are granted hereunder.

               (e) The execution, delivery and performance of this Pledge Agreement will not result in any violation of any provision of the Pledgor's charter or by-laws, or violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance, or other governmental rule or regulation applicable to the Pledgor or any of its property; and

               (f) Upon delivery of all stock certificates representing the Pledged Stock to the Agent or its agent, duly endorsed in blank or accompanied by one or more stock powers duly endorsed in blank, such delivery and this Pledge Agreement shall create a valid first lien upon, and perfected security interest in, the Pledged Stock, subject to no prior security interest, lien, charge, encumbrance, or agreement purporting to grant to any third party a security interest in the Pledged Stock.

          4. (a) The Pledgor hereby covenants that, until all of the Obligations have been satisfied in full, it will not:

                    (i) Sell, convey, or otherwise dispose of any of the Pledged Stock or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance, or any security interest whatsoever in, or with respect to, any of the Pledged Stock, other than that created hereby; or




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                    (ii)   Consent to, or approve of, the issuance of any
additional shares of any class of capital stock by the issuer of the Pledged Stock, or any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares, or any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares.

               (b) The Pledgor warrants and will, at its own expense, defend the Agent's security interest in and to the Pledged Stock against the claims of any person, firm, corporation, or other entity, other than those arising by, through or under Agent or any other Lender.

          5. (a) If the Agent shall elect to exercise its right to sell or otherwise dispose of all or any part of the Pledged Stock, and if, in the opinion of counsel for the Agent, it is necessary to have the Pledged Stock or that portion thereof to be sold registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will use its best efforts to cause

                    (i) the issuer of the Pledged Stock, its directors, and officers, to take all action necessary to register the Pledged Stock or that portion thereof to be disposed of under the provisions of the Securities Act, at the Pledgor's expense; PROVIDED THAT only one registration per any six month period shall be required;

                    (ii) the registration statement relating thereto to become effective and to remain so for not less than one year from the date of the first public offering of the Pledged Stock or that portion thereof so to be disposed of, and to make all amendments thereto and to the related prospectus which, in the opinion of the Agent or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and Regulations of the Securities and Exchange Commission applicable thereto;

                    (iii) the issuer of the Pledged Stock to comply with the provisions of the "Blue Sky" laws of any jurisdiction which the Agent shall reasonably designate; and

                    (iv) the issuer of the Pledged Stock to make available to its security holders, as soon as practicable ( but in no event later than sixteen (16) months after the effective date of such registration statement), an earnings statement (which need not be audited) covering a period of at least twelve (12) months beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

                    (v) if registration under the Securities Act is not required, but, in the opinion of counsel to the Agent, information substantially similar to that which would be provided in connection with a registration under the Securities Act is appropriate or required in connection with a sale or disposition of the Collateral, the Pledgor shall provide such information and shall cooperate with the Secured parties in providing such information as requested by Agent, at the expense of the Pledgor, and shall otherwise comply with the provisions of this Section 5(a) as if registration under the Securities Act was required.

               (b) The Pledgor acknowledges that a breach of any of the covenants contained in paragraph 5(a) above may cause irreparable injury to the Agent; that the Agent will have no adequate remedy at law with respect to such breach; and, as a consequence, that the Pledgor's covenants in paragraph 5(a) shall be specifically enforceable against the Pledgor; and the Pledgor hereby waives, to the extent such waiver is enforceable under law, and shall not assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

               (c) Notwithstanding the foregoing, the Pledgor recognizes that the Agent may be unable to effect a public sale of all or a part of the Pledged Stock and may be compelled or deem it best to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those of public sales, and agrees that such private sales shall, not by reason thereof, be deemed to have been made in a commercially reasonable manner, and that the Agent has no obligation to delay sale of any Pledged Stock to permit the issuer thereof to register it for public sale under the Securities Act.




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               (d)  Pledgor shall use its best efforts to cause any issuer, transfer agent, or registrar of the Pledged Stock to take all such actions and execute all such documents as may be necessary or appropriate, upon the request of Agent, to (i) remove any restrictive legends placed on the Pledged Stock that are not legally required for such Pledged Stock held by Agent;
(ii) after an Event of Default, effect any sale or sales of Pledged Stock in accordance with Rule 144 under the Securities Act, if applicable; and (iii) after an Event of Default, effect any sale or other disposition of the Pledged Stock in any lawful public or private sale or other disposition.

          6. The Pledgor will promptly deliver to the Agent all written notices and will promptly give the Agent written notice of any other notices received by it with respect to Pledged Stock, and the Agent will promptly give like notice to the Pledgor of any such notices received by it or its nominee.

          7. The Pledgor shall at any time, and from time to time, upon the written request of the Agent and at the expense of the Pledgor, execute and deliver such further documents and do such further acts and things as the Agent may reasonably request to effect the purposes of this Pledge Agreement, including, without limitation, delivering to the Agent upon the occurrence of an Event of Default irrevocable proxies with respect to the Pledged Stock in form satisfactory to the Agent.

          8. Upon the satisfaction in full of all Obligations and the satisfaction of all additional costs and expenses of the Agent as provided herein, this Pledge Agreement shall terminate, and the Agent shall deliver to the Pledgor without recourse or representation, at the

Pledgor's expense, such of the Pledged Stock as shall not have been sold or otherwise disposed of pursuant to this Pledge Agreement.

          9. (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder (which duty shall not include any steps to preserve rights against prior parties or to send notices, perform services, or take any action in connection with the management of the Pledged Stock), the Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it or tendering surrender of it to the Pledgor.

               (b) No course of dealing between the Pledgor and the Agent, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Agent hereunder or under the Pledge Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

               (c) The rights and remedies provided herein and in the Loan Agreement and in all other agreements, instruments, and documents delivered pursuant to or in connection with the Loan Agreement are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

               (d) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement in any jurisdiction.

          10. Any notice required or permitted by this Pledge Agreement shall be effective if given in accordance with the provisions of the Loan Agreement.

          11. This Pledge Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the parties hereto.

          12. Section headings used herein are for convenience only and shall not affect the construction or interpretation of this Pledge Agreement.
 Use of the singular shall include the plural, and vice versa, where necessary in the construction or interpretation of this Pledge Agreement. Specification of any section or subsection herein shall be deemed to include specification of any schedule referred to therein.

          13. This Pledge Agreement may be executed by the parties hereto individually or in any combination of the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Pledge Agreement.

          14. This Pledge Agreement shall bind and inure to the benefit of the parties, their legal representatives, successors and assigns, provided, however, that the Agent may not transfer or assign any interest herein (other than in connection with a successor Agent) without the prior written consent of the Pledgor.

          15. This Pledge Agreement shall be construed in accordance with the substantive laws of the State of Maine, without regard to principles of conflicts of law.

          16. No amendment or waiver of any provision of this Stock Pledge Agreement nor consent to any departure by Pledgor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.





























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          IN WITNESS WHEREOF, each of the parties hereto has caused this
Pledge Agreement to be executed on its behalf as of the date and year first above written.


Attest: [CORPORATE SEAL]               FIRST COASTAL CORPORATION

By: /s/ Patricia J. Briand             By: /s/ Gregory T. Caswell
   ------------------------------         ------------------------------
      Secretary                              President


Attest: [CORPORATE SEAL]               MACHIAS SAVINGS BANK,

                                         as Agent

By: /s/ Bonnie L. LaBelle              By: /s/ Edward L. Hennessey Jr.
   ------------------------------         ------------------------------
      Secretary                                   President



















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                                   SCHEDULE I


























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                                  SCHEDULE 1 TO
                             STOCK PLEDGE AGREEMENT
                                     BETWEEN
                     FIRST COASTAL CORPORATION, AS PLEDGOR,
                                       AND
                         MACHIAS SAVINGS BANK, AS AGENT

                                  PLEDGED STOCK



Number of Shares                                             Certificate Number
- ----------------                                             ------------------

100,000 shares of Common Stock                                      R-2
par value $1.00 per share, of
Coastal Savings Bank